 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 4, 2009

EXPRESS SCRIPTS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20199	43-1420563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO (Address of Principal Executive Offices)	63121 (Zip Code)

Registrant’s telephone number including area code: 314-996-0900

No change since last report
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 4, 2009, the Compensation and Development Committee (the “Committee”) of the Board of Directors of Express Scripts, Inc. (the “Company”) met and approved, among other things, several compensation-related items for Thomas Boudreau, Executive Vice President, Law and Strategy for the Company, and one of the Company’s named executive officers (determined based on those identified in the Summary Compensation Table contained in the Company’s proxy statement dated April 14, 2008).

As previously disclosed by the Company, Mr. Boudreau announced his intention to retire from the Company effective April 1, 2009.  On October 31, 2008, the Company entered into amended and restated employment agreements with Mr. Boudreau and the other named executive officers, which agreements, among other things, established new terms related to Early Retirement and Tenured Retirement (as further described in the Company’s Current Report on Form 8-K filed on October 31, 2008).  The purpose of the actions taken by the Committee on March 4, 2009 was to apply the new retirement provisions to certain long-term incentive grants which are not covered by Mr. Boudreau’s amended executive employment agreement.

All of the items approved by the Committee will be effective on April 1, 2009, subject to Mr. Boudreau’s retirement on that date.  Each of the awards described herein has been, or will be, granted under the Company’s 2000 Long-Term Incentive Plan, as amended (the “2000 LTIP”), and is subject to the terms thereof.  Where applicable, the information herein has been adjusted to reflect the Company’s two-for-one stock split effective June 22, 2007.

Stock Appreciation Rights

The Committee approved the amendment of certain terms of the Stock Appreciation Rights (“SARs”) which were granted to Mr. Boudreau on February 22, 2007.  Mr. Boudreau was originally awarded 46,608 SARs with an exercise price of $39.325.  Pursuant to the terms of the original grant, the SARs were scheduled to vest in three substantially equal installments on February 22, 2008, February 22, 2009 and February 22, 2010, and, as such, 31,072 of the SARs are currently vested and exercisable (the “Vested SARs”), and 15,536 of the SARs remain unvested (the “Unvested SARs”).

Under the amendments approved by the Committee (i) the Vested SARs will remain vested and exercisable for the standard twelve-month post-termination period set out in the 2000 LTIP, plus an additional month for each month the executive worked past his or her 55th birthday through the Deemed Retirement Date (as defined in Mr. Boudreau’s amended executive employment agreement), and (ii) a pro-rated portion of the Unvested SARs (determined based on the number of months worked past age 55 through the Deemed Retirement Date, divided by 60) continues to vest in accordance with its terms as if Mr. Boudreau were still employed by the Company, and remain vested and exercisable for the same extended period as the Vested SARs in the preceding phrase (i).

Pursuant to the amendment approved by the Committee, and assuming that Mr. Boudreau retires as scheduled, the following will occur:

▪	The Vested SARs will remain vested and exercisable until January 1, 2013;
▪
8,027 of the Unvested SARs will remain scheduled to vest on February 22, 2010 (subject to Mr. Boudreau’s compliance with his post-retirement obligations under his executive employment agreement), and once vested will remain vested and exercisable until January 1, 2013; and

▪	7,509 of the Unvested SARs will terminate and be forfeited upon Mr. Boudreau’s retirement from the Company.

Performance Shares

The Committee approved the amendment of certain terms of the Performance Shares which were granted to Mr. Boudreau on February 22, 2007 and May 23, 2007.  As amended, a pro-rated portion of the Performance Shares (determined based on the number of months worked past age 55 through the Deemed Retirement Date, divided by 60) would be considered vested upon retirement, but only to the extent the performance criteria are ultimately met.

Pursuant to the amendment approved by the Committee, and assuming that Mr. Boudreau retires as scheduled, Mr. Boudreau will be entitled to receive 51.7% of the shares ultimately awarded (based upon the extent the performance criteria are ultimately met) following the end of the subject performance period on January 1, 2010.

Restricted Stock/Restricted Stock Units

The Committee previously awarded a total of 14,606 shares of Restricted Stock to Mr. Boudreau, of which 6,826 shares remain unvested.  In lieu of amending the terms of the original Restricted Stock grants, the Committee approved a new award of Restricted Stock Units as described below.  The unvested portion of the original Restricted Stock grants will be forfeited in accordance with their original terms upon Mr. Boudreau’s retirement.

The Committee approved an award of 3,527 Restricted Stock Units to Mr. Boudreau, which entitle Mr. Boudreau to receive shares of the Company’s common stock upon the satisfaction of the vesting conditions.  Following Mr. Boudreau’s retirement, the Restricted Stock Units will continue to vest in accordance with their terms as if Mr. Boudreau were still employed by the Company.  The Restricted Stock Units are scheduled to vest as follows: 2,516 units on February 22, 2010, and 1,011 units on February 22, 2011 (in each case subject to Mr. Boudreau’s compliance with his post-retirement obligations under his executive employment agreement).

ITEM 9.01       Financial Statements and Exhibits.

See exhibit index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS SCRIPTS, INC.
(Registrant)

Date: March 10, 2009	By:	/s/ Keith J. Ebling
Keith J. Ebling
Executive Vice President & General Counsel

Exhibit Index

Exhibit No.	Exhibit
10.1 [1]
Form of Executive Employment Agreement between the Company and certain executives (including Mr. Boudreau), dated October 31, 2008 and effective as of November 1, 2008, incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed October 31, 2008.

10.2 [1]
Amended and Restated Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit No. 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2001

10.3 [1]
Second Amendment to the Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit No. 10.27 to the Company's Annual Report on Form 10-K for the year ended December 31, 2001

10.4 [1]	Third Amendment to the Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit A to the Company's Proxy Statement filed April 18, 2006
10.5 [1]
Form of Restricted Stock Unit Agreement used with respect to grants of restricted stock units by the Company under the Express Scripts, Inc. 2000 Long-Term Incentive Plan), incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed March 3, 2009.

10.6 [1]
Form of Stock Appreciation Right Award Agreement used with respect to grants of stock appreciation rights under the Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit No. 10.2 to the Company’s Current Report on Form 8-K filed March 7, 2006.

10.7 [1]
Form of Performance Share Award Agreement used with respect to grants of performance shares by the Company under the Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit No. 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2006

1 Denotes management contract or compensatory plan arrangements.